UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 26, 2017

FOUR OAKS FINCORP, INC.
(Exact name of registrant as specified in its charter)

North Carolina	000-22787	56-2028446
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6114 U.S. 301 South
Four Oaks, North Carolina	27524
(Address of principal executive offices)	(Zip Code)

(919) 963-2177
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 26, 2017, Four Oaks Fincorp, Inc. (the “Company”), the holding company for Four Oaks Bank & Trust Company (the “Bank”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with United Community Banks, Inc. (“United”), the holding company for United Community Bank, Blairsville, Georgia. Under the Merger Agreement, the Company will merge with and into United (the “Merger”) and the Bank will merge with and into United Community Bank, pursuant to which United and United Community Bank will be the surviving entities.

Under the terms and subject to the conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), outstanding shares of common stock, $1.00 par value per share, of the Company (“Common Stock”) will be converted into the right to receive (i) $1.90 in cash, plus (ii) 0.6178 shares (the “Exchange Ratio”) of United’s common stock, $1.00 per value per share (“UCBI Stock”) together with cash in lieu of any fractional shares. As of June 26, 2017, the Company had 6,771,359 shares of Common Stock outstanding. The Merger Agreement also includes provisions that address the treatment of the outstanding equity awards of the Company in the Merger. The parties anticipate closing the Merger during the fourth quarter of 2017.

The Merger Agreement has been unanimously approved by the boards of directors of each of the Company and United. The closing of the Merger is subject to the required approval of the Company’s shareholders, requisite regulatory approvals, the effectiveness of the registration statement to be filed by United with respect to the UCBI Stock to be issued in the Merger, and other customary closing conditions.

The Merger Agreement contains usual and customary representations and warranties that the Company and United made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract between the Company and United, and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms. Moreover, the representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to shareholders, and the representations and warranties may have been used to allocate risk between the Company and United rather than establishing matters as facts.

The Merger Agreement provides certain termination rights for both the Company and United and further provides that a termination fee of $4 million (the “Break-up Fee”) will be payable by the Company upon termination of the Merger Agreement if, prior to the event giving rise to a termination right, an alternative acquisition proposal (an “Acquisition Proposal”) is made known to the Company’s Board of Directors (the “Board”) or management, or made directly to its shareholders and not withdrawn, and the Merger Agreement is terminated (i) by the Company for any reason other than a material breach of the Merger Agreement by United or the occurrence of an event having a material adverse effect on United, or (ii) by United if either (a) an event having a material adverse effect on the Company occurs, (b) the Company breaches (and fails to cure) any of its covenants or obligations in the Merger Agreement, or (c) United learns that the Company failed to disclose a material fact. If United terminates the Merger Agreement after the Board changes its recommendation to another transaction, but the Break-up Fee is not due based on the terms of the Merger Agreement, the Company would instead be required to pay United an amount equal to United’s transaction expenses.

In connection with entering into the Merger Agreement, Mr. Kenneth Lehman, a member of the Board, entered into a Support Agreement (the "Support Agreement") with United pursuant to which Mr. Lehman agreed to vote certain of his shares to approve the Merger Agreement and the Merger and against any Acquisition Proposal for the Company, unless (i) the Merger Agreement has been terminated, or (ii) the Board (a) withdraws, qualifies, or modifies in a manner adverse to United its recommendation for the Merger or (b) approves or recommends an Acquisition Proposal.

A copy of the Merger Agreement is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing summary of the Merger Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement.

Participants in the Merger Solicitation.

The Company and United, and certain of their respective directors, executive officers, and other members of management and employees, may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in respect of the Merger. Information regarding the directors and executive officers of the Company and United and other persons who may be deemed participants in the solicitation of the shareholders of the Company in connection with the Merger will be included in the proxy statement/prospectus for the Company’s special meeting of shareholders, which will be filed by the Company with the Securities and Exchange Commission (the “SEC”). Information about the Company’s directors and executive officers can also be found in the Company’s definitive proxy statement in connection with its 2017 annual meeting of shareholders, as filed with the SEC on April 17, 2017, and other documents subsequently filed by the Company with the SEC. Information about United’s directors and executive officers can also be found in United’s definitive proxy statement in connection with its 2017 annual meeting of shareholders, as filed with the SEC on March 24, 2017, and other documents subsequently filed by United with the SEC. Additional information regarding the interests of such participants will be included in the proxy statement/prospectus and other relevant documents regarding the Merger filed with the SEC when they become available.

Item 3.03 Material Modification to Rights of Security Holders.

Concurrently with the execution of the Merger Agreement, the Company effected an amendment, dated June 26, 2017 (the “Rights Plan Amendment”), to the Tax Asset Protection Plan, dated August 18, 2014 (the “Rights Plan”), by and between the Company and Computershare Trust Company, N.A. (as successor  to Registrar and Transfer Company), as Rights Agent, pursuant to which the Rights Plan was amended to provide that, among other things, (i) neither United nor its affiliates will be deemed an “Acquiring Person” thereunder, (ii) neither a “Separation Time” nor a “Stock Acquisition Date” thereunder will be deemed to have occurred in connection with the Merger, in each case, solely as a result of the execution, delivery or performance of the Merger Agreement or the Support Agreement or the consummation of the Merger and the other transactions contemplated thereby, and (iii) the Rights Plan will automatically expire at the Effective Time. The Rights Plan Amendment will terminate automatically and will have no force or effect upon a termination of the Merger Agreement.

A copy of the Rights Plan Amendment is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing summary of the Rights Plan Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the Rights Plan Amendment.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 26, 2017, the Board approved an amendment to the Bylaws of the Company (the “Bylaws”) adding a new Section 9 to Article IX of the Bylaws (the “Bylaws Amendment”). This new Section 9 became effective immediately upon adoption and provides that, unless the Company consents in writing to the selection of an alternative forum, the sole and exclusive forum for the adjudication of certain actions shall be the state courts of North Carolina or the U.S. District Court for the Eastern District of North Carolina. Section 9 further provides that actions filed in any North Carolina state court shall be subject to designation or assignment to the North Carolina Business Court.

A copy of the Bylaw Amendment is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing summary of the Bylaw Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the Bylaw Amendment.

Item 8.01	Other Events.

On June 27, 2017, the Company and United issued a joint press release announcing the execution of the Merger Agreement. The complete text of the joint press release is attached to this report as Exhibit 99.1.

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit No.	Description of Exhibit
	2.1	Agreement and Plan of Merger, dated June 26, 2017, by and between Four Oaks Fincorp, Inc. and United Community Banks, Inc.*
	3.1	Amendment to the Bylaws of the Four Oaks Fincorp, Inc.
4.1
Amendment No. 1 to the Tax Asset Protection Plan, dated as of August 18, 2014, between Four Oaks Fincorp, Inc. and Computershare Trust Company, N.A. (as successor to Registrar and Transfer Company), as Rights Agent

	99.1	Press Release issued on June 27, 2017

*
The Company has omitted schedules and other similar attachments to such agreement pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish a copy of such omitted documents to the SEC upon request.

Cautionary Statements Regarding Forward-Looking Information.

This Current Report contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. In general, forward-looking statements usually use words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology. Forward-looking statements represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements.

Factors that could cause or contribute to such differences include, but are not limited to, the possibility that expected benefits may not materialize in the time frames expected or at all, or may be more costly to achieve; that the Merger may not be timely completed, if at all; that prior to completion of the Merger or thereafter, the parties’ respective businesses may not perform as expected due to transaction-related uncertainties or other factors; that the parties are unable to implement successful integration strategies; that the required regulatory, shareholder, or other closing conditions are not satisfied in a timely manner, or at all; reputational risks and the reaction of the parties’ customers to the Merger; diversion of management time to Merger-related issues; and other factors and risk influences contained in the cautionary language included under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in the Company’s Form 10-K for the year ended December 31, 2016, as amended, and other documents subsequently filed by the Company with the SEC. Consequently, no forward-looking statement can be guaranteed. Neither the Company nor United undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For any forward-looking statements made in this Current Report on Form 8-K, the exhibits hereto or any related documents, the Company and United claim protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Additional Information and Where to Find It.

This communication is being made in respect of the Merger involving the Company and United. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the Merger, United will file with the SEC a registration statement on Form S-4 that will include a proxy statement/prospectus for the shareholders of the Company. United also plans to file other documents with the SEC regarding the Merger with the Company. The Company will mail the final proxy statement/prospectus to its shareholders. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. The proxy statement/prospectus, as well as other filings containing information about the Company and United, will be available without charge, at the SEC’s website (http://www.sec.gov). Copies of the proxy statement/prospectus and other documents filed with the SEC in connection with the Merger can also be obtained, when available, without charge, from the Company’s website (https://www.fouroaksbank.com/) and United’s website (http://www.ucbi.com).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOUR OAKS FINCORP, INC.

	By:	/s/ Deanna W. Hart
Deanna W. Hart
Executive Vice President, Chief Financial Officer

Date: June 27, 2017

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
2.1	Agreement and Plan of Merger, dated June 26, 2017, by and between Four Oaks Fincorp, Inc. and United Community Banks, Inc.*
3.1	Amendment to the Bylaws of the Four Oaks Fincorp, Inc.
4.1
Amendment No. 1 to the Tax Asset Protection Plan, dated as of August 18, 2014, between Four Oaks Fincorp, Inc. and Computershare Trust Company, N.A. (as successor to Registrar and Transfer Company), as Rights Agent

99.1	Press Release issued on June 27, 2017

*
The Company has omitted schedules and other similar attachments to such agreement pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish a copy of such omitted documents to the SEC upon request.